UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2013

ICAHN ENTERPRISES L.P.
    (Exact Name of Registrant as Specified in Its Charter)

Delaware	1-9516	13-3398766
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, Suite 4700, New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

(212) 702-4300
    (Registrant’s Telephone Number, Including Area Code)

N/A
    (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   OTHER EVENTS

On March 25, 2013, Icahn Enterprises L.P. (“Icahn Enterprises”) issued a press release relating to Icahn Enterprises's proposal regarding Dell Inc.

Item 9.01   EXHIBITS

Exhibit No.   Description
99.1       Press Release of Icahn Enterprises issued on March 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ICAHN ENTERPRISES L.P.
                                              (Registrant)

                                              By:  Icahn Enterprises G.P. Inc., its general partner

                                                By:  /s/ SungHwan Cho
                                                SungHwan Cho
                                                Chief Financial Officer and Director

Date:  March 25, 2013